             Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
            Securities and Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant                        [X]
Filed by a Party other than the Registrant     [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ]     Preliminary Additional Materials
[ ]     Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-(e)(2))
[X]     Definitive Proxy Statement
[X]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Section 240.149-11 (c) or Section 240.14

        Morgan Stanley Dean Witter Quality Municipal Income Trust
        ---------------------------------------------------------
        (Name of Registrant as Specified in its Charter)

                               LouAnne D. McInnis
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

        Payment of Filing Fee (check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(j)(4) and 0-11.

1)      Title of each class of securities to which transaction applies:

2)      Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        Set forth the amount on which the filing fee is calculated and state how it was determined.

4)      Proposed maximum aggregate value of transaction:

5)      Fee previously paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)      Amount Previously paid:

2)      Form, Schedule or Registration Statement No.:

3)      Filing Party:

4)      Date Filed:

           MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INCOME TRUST

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 24, 2000

     The Annual Meeting of Shareholders of MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INCOME TRUST (the "Trust"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, will be held in the Career Development Room, Sixty-First Floor, Two World Trade Center, New York, New York 10048, on October 24, 2000, at 9:00 a.m., New York City time, for the following purposes:

MATTERS TO BE VOTED ON BY ALL SHAREHOLDERS:

         1. To elect two (2) Trustees to serve until the year 2003 Annual Meeting, and to elect one (1) Trustee to serve until the year 2002 Annual Meeting, or, in each case, until their successors shall have been elected and qualified;

         2. To ratify or reject the selection of Deloitte & Touche LLP as the Trust's independent accountants for the fiscal year ending October 31, 2000;

         3. Shareholder proposal to amend the Trust's Declaration of Trust to require each Trustee, within thirty days of election, to become a Shareholder of the Trust (Note: The Trustees unanimously recommend a vote AGAINST this proposal); and

         4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

MATTERS TO BE VOTED ON ONLY BY PREFERRED SHAREHOLDERS:

     To elect one (1) Trustee to serve until the year 2003 Annual Meeting or until his successor shall have been elected and qualified.

     Shareholders of record as of the close of business on July 25, 2000 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.

                                                    BARRY FINK,
                                                    Secretary

August 25, 2000
New York, New York

--------------------------------------------------------------------------------
                                   IMPORTANT

     YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. CERTAIN SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS CONTAINED ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.
--------------------------------------------------------------------------------

           MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INCOME TRUST
                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                             --------------------

                                PROXY STATEMENT

                             --------------------

                        ANNUAL MEETING OF SHAREHOLDERS
                               OCTOBER 24, 2000

     This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INCOME TRUST (the "Trust"), for use at the Annual Meeting of Shareholders of the Trust to be held on October 24, 2000 (the "Meeting"), and at any adjournments thereof. The first mailing of this Proxy Statement is expected to be made on or about August 29, 2000.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Trustee to be elected by all shareholders ("Shareholders") and for the nominee to be elected by only the preferred shareholders ("Preferred Shareholders") and in favor of Proposal 2 and against Proposal 3. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Trust, execution and delivery of a later dated proxy to the Secretary of the Trust (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy.

     Shareholders of record as of the close of business on July 25, 2000, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. On the Record Date, there were 30,984,668 Common Shares of beneficial interest outstanding and 4,160 Preferred Shares of beneficial interest outstanding of the Trust, all with $.01 par value. No person was known to own as much as 5% of the outstanding shares of the Trust on that date. The Trustees and officers of the Trust, together, owned less than 1% of the Trust's outstanding shares on that date. The percentage ownership of shares of the Trust changes from time to time depending on purchases and sales by Shareholders and the total number of shares outstanding.

     The cost of soliciting proxies for the Meeting, consisting principally of mailing and printing expenses, will be borne by the Trust. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers of the Trust, or officers and regular employees of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager"), Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services") and/or Dean Witter Reynolds Inc. ("DWR"), without special compensation therefor. The Trust has retained Mackenzie Partners, Inc. as proxy solicitor, at a cost to the Trust of approximately $7,500 plus reimbursement of reasonable expenses.

     Shareholders whose shares are registered with MSDW Trust will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by touchtone telephone, Shareholders can call the toll-free number 1-800-690-6903. To vote by Internet, Shareholders can access the websites www.msdwt.com or www.proxyvote.com. Telephonic and Internet voting with MSDW Trust presently are not available to Shareholders whose shares are held in street name.

     In certain instances, MSDW Trust may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Trust has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder.

                           (1) ELECTION OF TRUSTEES

     The number of Trustees has been fixed by the Trustees, pursuant to the Trust's Declaration of Trust, at nine. There are presently nine Trustees, three of whom (Wayne E. Hedien, James F. Higgins and John L. Schroeder) are to be elected to the Trust's Board of Trustees, by the holders of the Common Shares and Preferred Shares voting together as a single class, in accordance with the Trust's Declaration of Trust. Additionally, pursuant to the Trust's Declaration of Trust and the Investment Company Act of 1940, as amended (the "1940 Act"), one Trustee (Manuel H. Johnson) is to be elected to the Trust's Board of Trustees by the holders of the Preferred Shares voting separately as a single class.

     Six of the current nine Trustees (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent, and John L. Schroeder) are "Independent Trustees," that is, Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act. The other three current Trustees, Charles A. Fiumefreddo, James F. Higgins and Philip J. Purcell, are "interested persons" (as that term is defined in the 1940 Act) of the Trust and MSDW Advisors and thus, are not Independent Trustees. The nominees for election as Trustee have been proposed by the Trustees now serving or, in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. All of the Trustees, except for James F. Higgins, previously have been elected by the Shareholders of the Trust.

     The nominees of the Board of Trustees for election as Trustee are listed below. It is the intention of the persons named in the enclosed form of proxy, unless instructed by proxy to withhold authority to vote for the nominees, to vote all validly executed proxies for the election of these nominees: Wayne E. Hedien, James F. Higgins, Manuel H. Johnson and John L. Schroeder . Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Board may recommend or, in the case of an Independent Trustee nominee, as the Independent Trustees of the Trust may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Trust knows no reason why any of the said nominees would be unable or unwilling to accept nomination or election. The election of the nominees listed above to be elected by all Shareholders requires the approval of a majority of shares of the Trust represented and entitled to vote at the Meeting (Common Shares and Preferred Shares voting together as a single class). The election of the nominee listed above to be elected by only the Preferred Shareholders requires the approval of a majority of the Preferred Shares of the Trust represented and entitled to vote at the Meeting (voting separately as a single class).

     Pursuant to the provisions of the Declaration of Trust, the nominees for election as Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

     The Board of Trustees previously has determined that any nominee for election as Trustee will stand for election as Trustee and serve as Trustee in one of the three classes of Trustees as follows: Class I--Messrs. Bozic, Fiumefreddo and Higgins; Class II--Messrs. Hedien, Johnson, and Schroeder; and Class III--Messrs. Garn, Nugent and Purcell. Each nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Board, or any adjournment thereof. In addition, the Board has further determined that one each of the Class I Trustees and the Class II Trustees will be designated to be elected by the Preferred Shareholders voting separately. In this regard, Charles A. Fiumefreddo and Manuel H. Johnson have been designated as the nominees to be elected to the Trust's Board of Trustees by the Preferred Shareholders, the term of each to expire with his designated Class. In accordance with the above, the Trustees in Class II are standing for election at this Meeting and, if elected, will serve until the year 2003 Annual Meeting or until their successors shall have been elected and qualified, and one Trustee in Class I, James F. Higgins, is standing for election at this Meeting and, if elected, will serve until the year 2002 Annual Meeting or until his successor shall have been elected and qualified. As a consequence of this method of election, the replacement of a majority of the Board could be delayed for up to two years.

     The following information regarding each of the nominees for election as Trustee, and each of the other members of the Board includes his principal occupations and employment for at least the last five years, his age, shares of the Trust owned, if any, as of July 25, 2000 (shown in parentheses), positions with the Trust, and directorships or trusteeships in companies which file periodic reports with the Securities and Exchange Commission, including the 97 investment companies, including the Trust, for which MSDW Advisors serves as investment manager or investment adviser (referred to herein as the "Morgan Stanley Dean Witter Funds") and the 3 investment companies, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003, for which MSDW Advisors' wholly-owned subsidiary, MSDW Services, serves as manager and TCW Investment Management Company serves as investment adviser (referred to herein as the "TCW/DW Term Trusts").

     The nominees for Trustee to be elected at the Meeting by all Shareholders are:

     WAYNE E. HEDIEN, Trustee since September 1997*; age 66; Retired; Director or Trustee of the Morgan Stanley Dean Witter Funds and the TCW/DW Term Trusts; Director of The PMI Group, Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December
1994); director of various other business and charitable organizations.

----------
* This is the date the Trustee began to serve the Morgan Stanley Dean Witter Funds complex.

     JAMES F. HIGGINS, Trustee since June 2000*; age 52; Chairman of the Private Client Group of MSDW (since August, 2000); Director of the Transfer Agent and Dean Witter Realty Inc.; Director or Trustee of the Morgan Stanley Dean Witter Funds and the TCW/DW Term Trusts (since June 2000); previously President and Chief Operating Officer of the Private Client Group of MSDW (May 1999-August
2000), President and Chief Operating Officer of Individual Securities of MSDW (February 1997-May 1999), President and Chief Operating Officer of Dean Witter Securities of MSDW (1995-February 1997), and President and Chief Operating Officer of Dean Witter Financial (1989-1995) and Director (1985-1997) of DWR.

     JOHN L. SCHROEDER, Trustee since April 1994*; age 70; Retired; Chairman of the Derivatives Committee and Director or Trustee of the Morgan Stanley Dean Witter Funds and the TCW/DW Term Trusts; Director of Citizens Utilities Company (telecommunications, gas, electric and water utilities company), formerly Executive Vice President and Chief Investment Officer of the Home Insurance Company (August 1991-September 1995).

     The nominee for Trustee to be elected at the Meeting by only the Preferred Shareholders is:

     MANUEL H. JOHNSON, Trustee since July 1991*; age 51; Senior Partner, Johnson Smick International, Inc., a consulting firm; Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Chairman of the Audit Committee and Director or Trustee of the Morgan Stanley Dean Witter Funds and the TCW/DW Term Trusts; Director of Greenwich Capital Markets, Inc. (broker-dealer), Independence Standards Board (private sector organization governing independence of auditors) and NVR, Inc. (home construction); Chairman and Trustee of the Financial Accounting Foundation (oversight organization for the Financial Accounting Standards Board); formerly Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.

     The Trustees who are not standing for reelection at the Meeting are:

     MICHAEL BOZIC, Trustee since April 1994*; age 59; Director or Trustee of the Morgan Stanley Dean Witter Funds and the TCW/DW Term Trusts; Vice Chairman of Kmart Corporation (since December 1998); formerly Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998); formerly President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck and Co.; Director of Weirton Steel Corporation.

     CHARLES A. FIUMEFREDDO, Trustee since July 1991*; age 67; Chairman, Director or Trustee and Chief Executive Officer of the Morgan Stanley Dean Witter Funds and the TCW/DW Term Trusts; formerly, Chairman, Chief Executive Officer and Director of MSDW Advisors, MSDW Services and Morgan Stanley Dean Witter Distributors ("MSDW Distributors"), Executive Vice President and Director of DWR, Chairman and Director of MSDW Trust and Director and/or officer of various MSDW subsidiaries (until June 1998).

     EDWIN JACOB (JAKE) GARN, Trustee since January 1993*; age 67; Director or Trustee of the Morgan Stanley Dean Witter Funds and the TCW/DW Term Trusts; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman, Huntsman Corporation (chemical company); Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multi-level marketing); member of the Utah Regional Advisory Board of Pacific Corp.; member of the boards of various civic and charitable organizations.

----------
* This is the date the Trustee began to serve the Morgan Stanley Dean Witter Funds complex.

     MICHAEL E. NUGENT, Trustee since July 1991*; age 64; General Partner, Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Morgan Stanley Dean Witter Funds and the TCW/DW Term Trusts; formerly Vice President, Bankers Trust Company and BT Capital Corporation; director of various business organizations.

     PHILIP J. PURCELL, Trustee since April 1994*; age 56; Chairman of the Board of Directors and Chief Executive Officer of MSDW, DWR and Novus Credit Services Inc.; Director of MSDW Distributors; Director or Trustee of the Morgan Stanley Dean Witter Funds and the TCW/DW Term Trusts; Director of American Airlines, Inc. and its parent company AMR Corporation; Director and/or officer of various MSDW subsidiaries.

     The executive officers of the Trust other than shown above are: Mitchell
M. Merin, President; Barry Fink, Vice President, Secretary and General Counsel; Ronald E. Robison, Vice President; Joseph J. McAlinden, Vice President; Robert
S. Giambrone, Vice President; James F. Willison, Vice President; and Thomas F. Caloia, Treasurer. In addition, Jonathan R. Page, Katherine H. Stromberg, Gerard J. Lian and Joseph Arcieri are Vice Presidents of the Trust and Marilyn
K. Cranney, Natasha Kassian, Todd Lebo, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi serve as Assistant Secretaries.

     Mr. Merin is 47 years old and is currently President and Chief Operating Officer of Asset Management of MSDW (since December 1998), President, Director (since April 1997) and Chief Executive Officer (since June 1998) of MSDW Advisors and MSDW Services, Chairman, Chief Executive Officer and Director of the MSDW Distributors (since June 1998), Chairman and Chief Executive Officer (since June 1998) and Director (since January 1998) of MSDW Trust, President of the Morgan Stanley Dean Witter Funds and the TCW/DW Term Trusts (since May
1999), Trustee of various Van Kampen investment companies (since December 1999) and Director of various other MSDW subsidiaries. Mr. Fink is 45 years old and is currently General Counsel of Asset Management of MSDW (since May 2000); Executive Vice President (since December 1999), Secretary and General Counsel (since February 1997) and Director (since July 1998) of the Investment Manager and MSDW Services Company; Vice President, Secretary and General Counsel of the Morgan Stanley Dean Witter Funds (since February 1997); Vice President and Secretary of the Distributor. He was previously Senior Vice President (March 1997-December 1999), First Vice President; Assistant Secretary and Assistant General Counsel of the Investment Manager and MSDW Services Company. Mr. Robison is 61 years old and is currently Executive Vice President and Chief Administrative Officer (since September 1998) and Director (since February 1999) of MSDW Advisors and MSDW Services; prior thereto he was a Managing Director of the TCW Group, Inc. Mr. McAlinden is 57 years old and is currently Executive Vice President and Chief Investment Officer of MSDW Advisors and MSDW Services (since April 1996) and Director of MSDW Trust (since April 1996). He was previously Senior Vice President of MSDW Advisors (June 1995--April 1996). Mr. Giambrone is 46 years old and is currently Senior Vice President of MSDW Advisors, MSDW Services, MSDW Distributors and MSDW Trust and Director of MSDW Trust (since April 1996). Mr. Caloia is 54 years old and is currently First Vice President and Assistant Treasurer of MSDW Advisors and MSDW Services. Mr. Willison is 57 years old and is currently Senior Vice President and Director of the Tax-Exempt Fixed Income Group of MSDW Advisors. Mr. Page is 53 years old and is currently Senior Vice President and Director of the Money Market Group of MSDW Advisors. Mr. Arcieri is 52 years old and is currently Senior Vice President of MSDW Advisors. Mr. Lian is 45 years old and is currently Vice President of MSDW Advisors. Ms. Stromberg is 52 years old and is currently Senior Vice President of MSDW Advisors. Other than Mr. Robison, each of the above officers has been an employee of MSDW Advisors or its affiliates for over five years.

----------
* This is the date the Trustee began to serve the Morgan Stanley Dean Witter Funds complex.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

     The Board of Trustees consists of nine (9) trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Proxy Statement, there are a total of 97 Morgan Stanley Dean Witter Funds, comprised of 133 portfolios. As of July 31, 2000, the Morgan Stanley Dean Witter Funds had total net assets of approximately $142.8 billion and more than six million shareholders.

     Six Trustees (67% of the total number) have no affiliation or business connection with MSDW Advisors or any of its affiliated persons and do not own any stock or other securities issued by MSDW Advisors' parent company, MSDW. These are the "disinterested" or "independent" Trustees.

     Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Morgan Stanley Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three of the Trustees, including two Independent Trustees, also serve as members of the Derivatives Committee and the Insurance Committee. The Trust does not have a nominating or compensation committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Trust's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; and reviewing the independence of the independent accountants; considering the range of audit and non-audit fees and reviewing the adequacy of the Trust's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

     The Board of the Trust has formed a Derivatives Committee to approve parameters for and monitor the activities of the Trust with respect to derivative investments, if any, made by the Trust. Finally, the Board of the Trust has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Trust.

     For the fiscal year ended October 31, 1999, the Board of Trustees of the Trust held 6 meetings, and the Audit Committee, the Committee of the Independent Trustees, the Derivatives Committee and the Insurance Committee of the Trust held 2, 8, 5 and 1 meetings, respectively. No Trustee attended fewer than 75% of the meetings of the Board of Trustees, the Audit Committee, the Independent Trustees, the Derivatives Committee or the Insurance Committee held while he served in such positions.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS

     The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Dean Witter Funds.

SHARE OWNERSHIP BY TRUSTEES

     The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $25,000 in any of the Funds in the Morgan Stanley Dean Witter Funds complex on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this Proxy Statement, each Trustee is in compliance with the policy. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of June 30, 2000, the total value of the investments by the Trustees and/or their spouses in shares of the Morgan Stanley Dean Witter Funds was approximately $56 million.

     As of the Record Date for this Meeting, the aggregate number of shares of beneficial interest of the Trust owned by the Trust's officers and Trustees as a group was less than 1 percent of the Trust's outstanding shares.

COMPENSATION OF INDEPENDENT TRUSTEES

     The Trust pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Trust pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Trust. The Trust also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Trust for their services as Trustee.

     The following table illustrates the compensation paid to the Trust's Independent Trustees by the Trust for the fiscal year ended October 31, 1999.

                              TRUST COMPENSATION

                                                            AGGREGATE
                                                           COMPENSATION
      NAME OF INDEPENDENT TRUSTEE                         FROM THE TRUST
      ---------------------------                         --------------
      Michael Bozic ..................................        $1,550
      Edwin J. Garn ..................................         1,600
      Wayne E. Hedien ................................         1,650
      Dr. Manuel H. Johnson ..........................         2,100
      Michael E. Nugent ..............................         1,933
      John L. Schroeder ..............................         1,933


     The following table illustrates the compensation paid to the Trust's Independent Trustees for the calendar year ended December 31, 1999 for services to the 93 Morgan Stanley Dean Witter Funds that were in operation at December 31, 1999.

            CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS


                                                          TOTAL CASH
                                                         COMPENSATION
                                                        FOR SERVICES TO
                                                       93 MORGAN STANLEY
      NAME OF INDEPENDENT TRUSTEE                      DEAN WITTER FUNDS
      ---------------------------                      -----------------
      Michael Bozic ..................................     $134,600
      Edwin J. Garn ..................................      138,700
      Wayne E. Hedien ................................      138,700
      Dr. Manuel H. Johnson ..........................      208,638
      Michael E. Nugent ..............................      193,324
      John L. Schroeder ..............................      193,324


     As of the date of this Proxy Statement, 55 of the Morgan Stanley Dean Witter Funds, including the Trust, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Trust. Such benefits are not secured or funded on the books of the Adopting Funds.

     The following table illustrates the retirement benefits accrued to the Trust's Independent Trustees by the Trust for the fiscal year ended October 31, 1999 and by the 55 Morgan Stanley Dean Witter Funds (including the Trust) for the calendar year ended December 31, 1999, and the estimated retirement benefits for the Trust's

----------
(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive.

Independent Trustees, to commence upon their retirement, from the Trust as of October 31, 1999 and from the 55 Morgan Stanley Dean Witter Funds as of December 31, 1999.

  RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY DEAN WITTER FUNDS


                                       FOR ALL ADOPTING FUNDS
                                  ---------------------------------                             ESTIMATED ANNUAL
                                     ESTIMATED                          BENEFITS RETIREMENT         BENEFITS
                                      CREDITED                          ACCRUED AS EXPENSES     UPON RETIREMENT(1)
                                       YEARS           ESTIMATED      ----------------------   --------------------
                                   OF SERVICE AT     PERCENTAGE OF                 BY ALL       FROM      FROM ALL
                                     RETIREMENT         ELIGIBLE       BY THE     ADOPTING       THE      ADOPTING
NAME OF INDEPENDENT TRUSTEE         (MAXIMUM 10)      COMPENSATION      TRUST       FUNDS       TRUST      FUNDS
---------------------------        ---------------   ---------------   --------   ----------   --------   ---------
Michael Bozic .................          10               60.44%        $381      $20,933      $  907     $50,588
Edwin J. Garn .................          10               60.44          648       31,737         909      50,675
Wayne E. Hedien ...............           9               51.37          716       39,566         771      43,000
Dr. Manuel H. Johnson .........          10               60.44          256       13,129       1,360      75,520
Michael E. Nugent .............          10               60.44          484       23,175       1,209      67,209
John L. Schroeder .............           8               50.37          775       41,558         955      52,994

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) on page 9.


     THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION FOR EACH OF THE TRUSTEES NOMINATED FOR ELECTION.

THE INVESTMENT MANAGER

     Morgan Stanley Dean Witter Advisors Inc. serves as the Trust's investment manager pursuant to an investment management agreement. MSDW Advisors maintains its offices at Two World Trade Center, New York, New York 10048. MSDW Advisors, which was incorporated in July 1992 under the name Dean Witter InterCapital Inc., changed its name to Morgan Stanley Dean Witter Advisors Inc. on June 22, 1998. MSDW Advisors is a wholly-owned subsidiary of MSDW, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

     The Principal Executive Officer and Directors of MSDW Advisors are Mitchell
M. Merin, President and Chief Executive Officer, Ronald E. Robison, Executive Vice President and Chief Administrative Officer and Barry Fink, Executive Vice President, Secretary and General Counsel. The principal occupations of Messrs. Merin, Robison and Fink are described above under the section "Election of Trustees." The business address of the Executive Officer and other Directors is Two World Trade Center, New York, New York 10048.

     MSDW has its offices at 1585 Broadway, New York, New York 10036. There are various lawsuits pending against MSDW involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

     MSDW Advisors and its wholly-owned subsidiary, MSDW Services, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors.

     (2) RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     Since July 1, 2000 Deloitte & Touche LLP has served as the Trust's independent accountants.

     On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Trust. The reports of PricewaterhouseCoopers LLP on the financial statements of the Trust for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting and, while not expected to make a statement, will be available to respond to appropriate questions of Shareholders.

     The Trust's Board of Trustees, including the Audit committee of the Board, unanimously approved the selection of Deloitte & Touche LLP as the Trust's new independent accountants effective July 1, 2000. The selection of Deloitte & Touche LLP as the Trust's independent accountants for the fiscal year ended October 31, 2000 is being submitted for ratification or rejection by Shareholders at the Meeting. Deloitte & Touche LLP has no direct or indirect financial interest in the Trust.

     A representative of Deloitte & Touche LLP is expected to be present at the Meeting and, while not expected to make a statement, will be available to respond to appropriate questions of Shareholders.

     The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting is required for ratification of the selection of Deloitte & Touche LLP as the independent accountants for the Trust.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS RATIFY THE
SELECTION OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT ACCOUNTANTS FOR THE TRUST.

            (3) SHAREHOLDER PROPOSAL TO AMEND THE TRUST'S DECLARATION OF TRUST TO REQUIRE THAT EACH TRUSTEE, WITHIN THIRTY DAYS
                 OF ELECTION, BECOME A SHAREHOLDER OF THE TRUST

     The Trust has been informed by Carol W. Mullett, 230 East Shore Drive, Lake Toxaway, North Carolina 28747, a shareholder of record who owned 1,316.753 Common Shares at July 25, 2000 (the "Proponent"), that she intends to submit the following proposal at the Meeting:

     "RESOLVED, that the Declaration of Trust be amended to require that each Trustee, within 30 days of election, become a shareholder in the Trust."

     The Proponent has requested that the following statement be included in support of her proposal:

     It's my belief that one proof of care and concern on behalf of our Trustees would be to invest a part of their fees in the fund they are paid to supervise. Directors who invest in the business they oversee are automatically more involved. Yet not one of the Trustees owns a single share of our Trust. In fact, no Trustee has ever been a shareholder.

         You can read their litany of excuses seeking to convince you that you are somehow better off because the Trustees refuse to invest in our Trust. Let's look at their excuses: I call them the THREE LITTLE FIGS

         Fig Leaf #1 - "The Trustees have adopted a policy" which requires "each Trustee . . . to invest at least $25,000 in any of the Funds". But they are determined to avoid owning even one share in our Trust. And, believe-it-or-not, the Trustees can meet their requirement with a money market fund! This is the scantiest of the fig leaves.

         Fig Leaf #2 - "The Trust's objectives and policies may not be appropriate for a Trustee." I guess this means that what's good for us isn't good for them. Aw, come on guys - you can meet the proposed requirement by just saying "Yes" to my offer.

         Fig Leaf #3 - "Any policy which requires the Trustees to own shares of a specific Fund . . . could logically be extended to all Funds". This excuse is pure smoke since my proposal applies only to this trust and has no application to any other company. Will logic oblige the Trustees to invest in all the Funds if my proposal passes? The Chairman refuses to answer this question - impaled on a fig leaf?

         The Trustees complain about the proxy costs imposed on the Trust by my proposal. They don't tell you that I have offered to GIVE shares to each Trustee and withdraw my proposal. Their attorney declined this offer.

         The Trustees ballyhoo their Share Ownership Policy. They don't tell you that before our proposal they had NO share ownership policy.

         The Trustees argue that my proposals have not been successful. They don't tell you that on several occasions these proposals have been approved by overwhelming majorities of from 6 to 1 to over 8 to 1. They failed only because they narrowly missed quorums.

         The Trustees belittle my proposal. They say it "defies logic" and the Chairman has called it "ridiculous". Ridiculous? In today's competitive world, directors and trustees are more and more being required to invest in the businesses they oversee.

         Send in your proxy and invite the Trustees to buy into your fund. Exercise your right to vote. We'll get their attention, get them thinking that what's in your interest is also in theirs. Please join me.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST THE SHAREHOLDER PROPOSAL.

RECOMMENDATION OF THE BOARD OF TRUSTEES

     This is the 31st time this or any similar proposal has been made to the Shareholders of this Trust, to the shareholders of the other Trusts in the Morgan Stanley Dean Witter complex of Mutual Funds, as well as to shareholders of the TCW/DW Term Trusts by either Mrs. Mullett, Mrs. Mullett's husband, Edwin
S. Mullett, or by Mr. and Mrs. Mullett, jointly. THESE PROPOSALS HAVE NEVER BEEN SUCCESSFUL. Each time the Trustees determined to oppose the proposal, as in their view it was not in the best interests of the shareholders of the Trusts. The Trustees continue to adhere to this view.

     The Trustees have already adopted a share ownership policy which, as discussed below, is consistent with a disclosure rule proposed by the Securities and Exchange Commission in this area as well as with the recommendations made by the Investment Company Institute's Advisory Group on Best Practices for Fund Directors. (The Investment Company Institute is the national association for the investment company industry.)

     Under the share ownership policy, the Trustees have invested over $56 million in the Morgan Stanley Dean Witter complex of Funds, and each of the Trustees is in full compliance with the Morgan Stanley Dean Witter Funds' share ownership policy without considering any investments in money market funds.

     The Proponent ridicules the Trustees' share ownership policy, but fails to explain how the investment of approximately $10.00 in this Trust would achieve the benefits she claims this proposal will achieve for Shareholders. Nor does she tell you about the additional proxy costs imposed upon the Trust and upon you, the Shareholders, whose interests she purports to represent, each time her proposal is submitted to Shareholders.

     She also does not tell you that she or Mr. Mullett, or both of them jointly, have made the same proposal in proxies of this Trust and other Trusts in the Morgan Stanley Dean Witter complex, as well as in proxies of the TCW/DW Term Trusts, a total of 31 TIMES. NONE OF THESE PROPOSALS HAS BEEN SUCCESSFUL.

     The Proponent states a percentage she claims represents the support her proposal received at the Trust's previous annual meeting. That percentage does not give an accurate picture of the complete vote, which we are showing here. Of the 33,247,513 total outstanding shares of the Trust, 4,458,151 shares (13.41%) voted in favor of the Proposal, 10,640,797 shares (32.00%) voted against the Proposal and 1,576,782 shares (4.74%) abstained.

     THE TRUSTEES ONCE AGAIN URGE YOU TO DEFEAT THIS PROPOSAL. Why this proposal is in anyone's interest, especially given the share ownership policy currently in effect, defies logic. The reasons for the Trustees' decision are reiterated below.

THE SHARE OWNERSHIP POLICY

     Each Trustee and/or his spouse is required to invest at least $25,000 in any of the funds in the Morgan Stanley Dean Witter complex, which includes this Trust, on whose Board the Trustee serves.

     In addition, the policy contemplates that the Trustees will over time increase their aggregate investment in Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any amount that they determine is appropriate based on their individual investment objectives, the same right held by each individual shareholder.

     As of the date of this proxy statement, each Trustee is in compliance with the policy. As of June 30, 2000, the total value of shares of Morgan Stanley Dean Witter Funds owned by the Trustees and/or their spouses was approximately $56 million. This policy is precisely in line with the recommendations of the Advisory Group on Best Practices for Fund Directors described below.

REASONS FOR OPPOSING THE SHAREHOLDER PROPOSAL

     The share ownership policy requires the Trustees to make a significant investment in the Funds in the Morgan Stanley Dean Witter complex, which includes the Trust, while allowing the Trustees to select the specific Funds that meet their own individual investment needs. As stated in the four previous years' proxy statements, the Trustees believe it is not necessary to own shares of any particular Trust to act in the best interests of Shareholders and that they can carry out their duties and functions diligently and effectively with or without owning shares of the Trust. Further, it is reasonable to permit the Trustees to invest in those Funds that best meet their personal financial objectives. In addition, because the Trust's objectives and policies may not be appropriate for a Trustee's individual financial circumstances, the Trust could be inhibited in its ability to attract Trustees if the available pool is limited to those whose personal financial needs are met by the Trust's objectives and policies.

     On October 18, 1999, as part of its fund governance proposals designed to enhance the role of fund directors and trustees, the Securities and Exchange Commission proposed that funds disclose to shareholders the amount of shares in the fund complex owned by fund directors. Disclosure of ownership of shares of individual funds was not required because the SEC was of the view that such disclosure would not be meaningful. In the release describing the governance proposals, the SEC noted, among other things, that there are "many reasons a director could have for not holding shares of any specific fund, e.g., that its investment objective did not fill a need in the director's portfolio." Moreover, consistent with the Trustees' reasons for adopting their share ownership policy, the release stated that "the interests of a director who holds shares in the fund complex will tend to be aligned with the interests of other shareholders." Mr. Mullett was informed by the SEC staff of the release in which the above-described views were expressed.

     The Trustees' share ownership policy is also in accord with the recommendations of the Investment Company Institute's Report of the Advisory Group on Best Practices for Fund Directors. One of those recommendations is that "investment company boards adopt a policy that requires fund directors to invest in one or more of the funds [in a complex] on whose boards they serve." This is precisely what the Trustees have had in effect for the past several years. The objectives of the recommended policy are to enable directors to better serve the interests of fund shareholders (i) since share ownership helps align the interests of directors with those of shareholders in a complex, and (ii) the directors should better understand the quality of shareholder services provided by the fund group if they experience those services first hand. The Advisory Group decided not to recommend a policy requiring directors to invest in every fund on whose board they serve since that could result "in de minimis investments in each fund [in the complex] and would not be likely to serve the [foregoing] objectives to any greater extent than requiring ownership of shares of some of the funds." Currently there are approximately 132 investment portfolios in the Morgan Stanley Dean Witter Fund complex.

     The Trustees continue to believe that any policy requiring the Trustees to own shares of a specific Fund for which they serve as Trustees, without regard to their own respective investment objectives, could logically be extended to all the Funds in the Morgan Stanley Dean Witter complex. The Trustees believe that such a complex-wide share ownership requirement would be impractical and undesirable because it could make it more difficult to maintain the same board of directors for all the Funds given the large number of Funds in the complex. The Advisory Group specifically recommended that all fund complexes with any substantial number of funds generally adopt either a unitary or cluster board structure. The Trustees believe that having the same Trustees for each of the Morgan Stanley Dean Witter Funds is in the best interests of all the Funds' shareholders for several reasons. First, a common board enhances the ability of each Fund, to obtain, at modest cost to each separate Fund, the services of high caliber Trustees. Separate boards for individual Morgan Stanley Dean Witter Funds would result in operational inefficiencies and increased costs to you, the Shareholders. In addition, having a common board avoids the duplication of effort that would arise from having different groups of individuals serving as Trustees for each of the Funds and avoids the cost and confusion that may arise from different conclusions being reached by different boards on the same operations and management issues. Finally, serving as Trustees of all Funds tends to increase a Trustee's knowledge and expertise regarding matters which affect all the Funds in the complex and enhances the ability to negotiate on behalf of each Fund with the Fund's service providers.

     FOR THE REASONS STATED ABOVE AND IN LIGHT OF THE FACT THAT THEY HAVE ADOPTED THE SHARE OWNERSHIP POLICY DESCRIBED ABOVE, THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE AGAINST THE SHAREHOLDER PROPOSAL.

     The affirmative vote of the holders of a majority of each of the common and preferred shares outstanding and entitled to vote at the Meeting, each voting as a separate class, is required for the approval of the shareholder proposal.

                            ADDITIONAL INFORMATION

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.

     Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the Meeting for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                             SHAREHOLDER PROPOSALS

     Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders must be received no later than May 4, 2001, for inclusion in the proxy statement for that meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The following persons are "reporting persons" of Morgan Stanley Dean Witter Quality Municipal Income Trust under Section 16 of the Securities Exchange Act of 1934 and had not previously filed an "Initial Statement of Beneficial Ownership of Securities" on Form 3: Mitchell M. Merin, Ronald E. Robison, Joseph J. McAlinden, Edwin J. Garn, Wayne E. Hedien and Barry Fink. None of the above reporting persons has ever held any shares of the Trust.

                            REPORTS TO SHAREHOLDERS

     THE TRUST'S MOST RECENT ANNUAL REPORT, FOR ITS FISCAL YEAR ENDED OCTOBER 31, 1999, AND ITS MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, HAVE BEEN PREVIOUSLY SENT TO SHAREHOLDERS AND ARE AVAILABLE WITHOUT CHARGE UPON REQUEST FROM NINA WESSEL AT MORGAN STANLEY DEAN WITTER TRUST FSB, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS) (TOLL-FREE).

                          INTEREST OF CERTAIN PERSONS

     MSDW, MSDW Advisors, DWR, MSDW Services, and certain of their respective Directors, Officers, and employees, including persons who are Trustees or Officers of the Trust, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Trust, and certain of those individuals are compensated for performing services relating to the Trust and may also own shares of MSDW. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.

                                OTHER BUSINESS

     The management knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy, or their substitutes, to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                                 By Order of the Board of Trustees

                                            BARRY FINK
                                             Secretary

                          MORGAN STANLEY DEAN WITTER
                         QUALITY MUNICIPAL INCOME TRUST

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Dean Witter Quality Municipal Income Trust on October 24, 2000, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated August 25, 2000 as follows:



                          (Continued on reverse side)
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND FOR PROPOSAL 2 AND AGAINST PROPOSAL 3 SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
                                                       PLEASE MARK VOTES AS
                                                       IN THE EXAMPLE USING
                                                       BLACK OR BLUE INK     [X]

                                                       COMMON SHARES

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)
TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903
TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or WWW.PROXYVOTE.COM

                                                              FOR ALL
                                       FOR      WITHHOLD      EXCEPT

1. Election of three (3) Trustees:     [ ]         [ ]         [ ]

   01. Wayne E. Hedien    02. James F. Higgins    03. John L. Schroeder

   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


                                       FOR       AGAINST     ABSTAIN
2. Ratification of appointment of
   Deloitte & Touche LLP               [ ]         [ ]         [ ]
   as independent accountants.

3. Shareholder Proposal
   (NOTE: THE TRUSTEES RECOMMEND       [ ]         [ ]         [ ]
   A VOTE AGAINST THIS PROPOSAL)


Please make sure to sign and date this Proxy using black or blue ink.

Date
    -------------------------------------------------


-----------------------------------------------------
|                                                   |
-----------------------------------------------------
         Shareholder sign in the box above

-----------------------------------------------------
|                                                   |
-----------------------------------------------------
        Co-Owner (if any) sign in the box above


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES




                          MORGAN STANLEY DEAN WITTER
                         QUALITY MUNICIPAL INCOME TRUST

--------------------------------------------------------------------------------
                                   IMPORTANT

              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR
    12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

 3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------

PRX00099

                          MORGAN STANLEY DEAN WITTER
                         QUALITY MUNICIPAL INCOME TRUST

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Dean Witter Quality Municipal Income Trust on October 24, 2000, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated August 25, 2000 as follows:


                          (Continued on reverse side)
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND FOR PROPOSAL 2 AND AGAINST PROPOSAL 3 SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

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                                                     PLEASE MARK VOTES AS
                                                     IN THE EXAMPLE USING
                                                     BLACK OR BLUE INK   [X]

                                                     PREFERRED SHARES

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)
TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903
TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or WWW.PROXYVOTE.COM

                                                           FOR ALL
                                       FOR      WITHHOLD   EXCEPT

1. Election of three (3) Trustees:     [ ]        [ ]       [ ]

   01. Wayne E. Hedien  02. James F. Higgins  03. John L. Schroeder

   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

                                             FOR     WITHHOLD

   Election of one (1) Preferred Trustee:    [ ]       [ ]

   04. Manuel H. Johnson

                                       FOR      AGAINST   ABSTAIN

                                       [ ]        [ ]       [ ]
2. Ratification of appointment of
   Deloitte & Touche LLP
   as independent accountants.

                                       FOR      AGAINST   ABSTAIN

                                       [ ]        [ ]       [ ]
3. Shareholder Proposal
   (NOTE: THE TRUSTEES RECOMMEND
   A VOTE AGAINST THIS PROPOSAL)


Please make sure to sign and date this Proxy using black or blue ink.

Date
    ---------------------------------------------------

-------------------------------------------------------
|                                                     |
-------------------------------------------------------
          Shareholder sign in the box above

-------------------------------------------------------
|                                                     |
-------------------------------------------------------
       Co-Owner (if any) sign in the box above


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES



                          MORGAN STANLEY DEAN WITTER
                         QUALITY MUNICIPAL INCOME TRUST


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                                    IMPORTANT

               USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR
    12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

 3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
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